SUBSCRIPTION AGREEMENT

CALIFORNIA NEWS TECH

California News Tech., a Nevada corporation with its principal offices at 529 Buchanan St., San Francisco, California 94102 (hereinafter the "Company") and the undersigned (hereinafter the "Subscriber") agree as follows:

WHEREAS:

          A.   The Company desires to issue a maximum of 1,000 units representing 1,000 shares of common stock of the Company, plus 1 warrant to purchase 1,000 shares of common stock for $2 per share, exercisable for 12 months, at a price of $1,000.00 per unit (hereinafter the "Shares");
                 and

          B.   Subscriber desires to acquire the number of Shares set forth on the signature page hereof.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set-forth, the parties hereto do hereby agree as follows:

SUBSCRIPTION FOR SHARES

         1.1   Subject to the terms and conditions hereinafter set-forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of units as is set-forth upon the signature page hereof at a price equal to $1,000.00 per unit, and the Company agrees to sell such Shares to Subscriber for said purchase price subject to the Company’s right to sell to Subscriber such lesser numbers of Shares as it may, in its sole discretion, deem  necessary or desirable. Upon execution, this subscription shall be irrevocable by Subscriber.

        1.2   The purchase price of the Shares subscribed to hereunder is payable by the Subscriber contemporaneously with the execution and delivery of this
                Subscription Agreement.

REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER

        2.1   Subscriber hereby severally represents and warrants to the Company the following:

               A.   Subscriber recognizes that the purchase of Shares subscribed to herein involves a high degree of risk in that the Company has only recently commenced its proposed business and may require substantial funds in addition to the proceeds of this private placement;

               B.   An investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the

Company and the Shares;

             C.   Subscriber has been delivered a prospectus (The "Prospectus") furnished by the Company to Subscriber and has had full opportunity to review the Prospectus with Subscriber’s legal and financial advisers prior to execution of this Subscription Agreement;

             D.   Subscriber has such knowledge and experience in finance, securities, investments, including investment in non-listed and non-registered securities, and other business matters so as to be able to protect its interests in connection with this transaction;

             E.   Subscriber acknowledges that no market for the Shares presently exists and none may develop in the future and accordingly Subscriber may not be able to liquidate its investment;

             F.   Subscriber is acquiring the Shares as principal for Subscriber’s own account and benefit;

REPRESENTATIONS BY THE COMPANY

3.1   The Company represents and warrants to the Subscriber that:

              A.   The Company is a corporation duly organized, existing and in good standing under the laws of the State of Nevada and has the corporate power to conduct the business which it conducts and proposes to conduct;

              B.    Upon issue, the Shares will be duly and validly issued, fully paid and non-assessable common shares in the capital of the Company.

TERMS OF SUBSCRIPTION

      4.1   Pending acceptance of this subscription by the Company, all funds paid hereunder shall be deposited by the Company in a separate account. Once accepted, the funds will be released and immediately available to the Company for its general corporate purposes. In the Event the subscription is not accepted, the subscription funds will be immediately returned to the Subscriber by the Company.

     4.2   Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Subscription
             Agreement to Subscriber’s address indicated herein.

     4.3   The Shares are being offered on a "best efforts" basis as more particularly set forth in the Prospectus.

MISCELLANEOUS

      5.1   Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its principal offices at 529 Buchanan St., San Francisco, California 94012, Attention: Mr. Marian Munz,
              CEO, and to Subscriber at his or her or its address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

      5.2   Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Nevada.

      5.3   The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

IN WITNESS WHEREOF, this Subscription Agreement is executed as of the ________ day of __________________ , 2003.

Number of Units Subscribed For:   ________________

Corresponding Number of Common Shares:          ________________

Dollar Amount:   _______________________________________________

Signature of Subscriber:   _______________________________________________

Name of Subscriber (please print):        ___________________________________________

Address of Subscriber:        _______________________________________________

Subscriber’s SS#:   _______________________________________________

Please register the Shares on the books and records of the Company that I (we) am (are) purchasing as follows:

Name(s)________________________________________________________________

As (check one): ____Individual    ____Corporation  ____Existing Partnership
 ____Joint Tenants WROS  _____Tenants-in-Common      ____Trust
                         ____Minor with Adult Custodian under the Uniform Gift to Minors Act
 ____Tenants in the Entirety (Married Couples Only)

ACCEPTED BY: California News Tech:
Signature of Authorized Signatory:  ____________________________________
Name of Authorized Signatory:       ____________________________________
Position of Authorized Signatory:    ____________________________________
Date of Acceptance:    ____________________________________